      VARIABLE ANNUITY PROSPECTUS

T. Rowe Price No-Load Variable Annuity
              An Individual Flexible Premium
              Deferred Variable Annuity Contract
              May 1, 1998


Issued By:                              Mailing Address:
Security Benefit                        T. Rowe Price Variable
Life Insurance Company                  Annuity Service Center
700 SW Harrison Street                  P.O. Box 750440
Topeka, Kansas 66636-0001               Topeka, Kansas 66675-0440
1-800-888-2461                          1-800-469-6587

Variable Annuity Prospectus                                                    2

INTRODUCTION

              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC., AND THE T. ROWE PRICE INTERNATIONAL SERIES, INC. THE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

       This Prospectus describes the T. Rowe Price No-Load Variable Annuity - an individual flexible premium deferred variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan ("Non-Qualified Plan") or in connection with an individual retirement annuity ("IRA") qualified under Section 408 of the Internal Revenue Code ("Qualified Plan"). The Contract is designed to give Contractowners flexibility in planning for retirement and other financial goals. During the Accumulation Period, the Contract provides for the accumulation of a Contractowner's value on either a variable basis, a fixed basis, or both. The Contract also provides several options for annuity payments on either a variable basis, a fixed basis, or both to begin on the Annuity Payout Date. The minimum initial purchase payment is $10,000 ($5,000 if made pursuant to an Automatic Investment Program) to purchase a Contract in connection with a Non-Qualified Plan and $2,000 ($25 if made pursuant to an Automatic Investment Program) to purchase a Contract in connection with a Qualified Plan. Subsequent purchase payments are flexible, though they must be for at least $1,000 ($200 if made pursuant to an Automatic Investment Program) for a Contract funding a Non-Qualified Plan or $500 ($25 if made pursuant to an Automatic Investment Program) for a Contract funding a Qualified Plan. Purchase payments may be allocated at the Contractowner's discretion to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account (the "Separate Account"), or to the Fixed Interest Account of the Company. Each Subaccount of the Separate Account invests in a corresponding portfolio ("Portfolio") of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price New America Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

Variable Annuity Prospectus                                                    3

       Prospective purchasers should be aware that the investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds T. Rowe Price Associates, Inc. ("T. Rowe Price") sponsors, including other mutual funds with investment objectives and policies similar to those of the Funds.

       The Contract Value in the Fixed Interest Account will accrue interest at rates that are paid by the Company as described in "The Fixed Interest Account" on page 27. Contract Value in the Fixed Interest Account is guaranteed by the Company.

       The Contract Value in the Subaccounts under a Contract will vary based on investment performance of the Subaccounts to which the Contract Value is allocated. No minimum amount of Contract Value in the Subaccounts is guaranteed.

       A Contract may be returned according to the terms of its Free-Look Right (see "Free-Look Right," page 22). This Prospectus concisely sets forth information about the Contract and the Separate Account that a prospective investor should know before purchasing the Contract. Certain additional information is contained in a "Statement of Additional Information," dated May 1, 1998, which has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 41 of this Prospectus.

              Date: May 1, 1998

Variable Annuity Prospectus                                                    4

CONTENTS

       THE CONTRACT IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, THE FUNDS' PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENT THERETO.

              Definitions                                              5
              Summary                                                  7
              Expense Table                                            9
              Condensed Financial Information                         11
              Information About the Company, the Separate Account,
               and the Funds                                          12
              The Contract                                            15
              Charges and Deductions                                  23
              Annuity Period                                          25
              The Fixed Interest Account                              27
              More About the Contract                                 29
              Federal Tax Matters                                     30
              Other Information                                       37
              Performance Information                                 39
              Additional Information                                  40

Variable Annuity Prospectus                                                    5

DEFINITIONS

       Various terms commonly used in this Prospectus are defined as follows:

       ACCUMULATION PERIOD The period commencing on the Contract Date and ending on the Annuity Payout Date or, if earlier, when the Contract is terminated through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

       ACCUMULATION UNIT A unit of measure used to calculate the value of a Contractowner's interest in a Subaccount during the Accumulation Period.

       ANNUITANT The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

       ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

       ANNUITY OPTIONS Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

       ANNUITY PERIOD The period during which annuity payments are made.

       ANNUITY PAYOUT DATE The date when annuity payments are scheduled to begin.

       AUTOMATIC INVESTMENT PROGRAM A program pursuant to which purchase payments are automatically paid from the owner's checking account on a specified day of the month, on a monthly, quarterly, semiannual or annual basis, or a salary reduction arrangement.

       CONTRACT DATE The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial purchase payment is credited to the Contract.

       CONTRACTOWNER OR OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

       CONTRACT VALUE The total value of the amounts in a Contract allocated to the Subaccounts of the Separate Account and the Fixed Interest Account as of any Valuation Date.

       CONTRACT YEAR Each 12-month period measured from the Contract Date.

       DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above is alive, the Owner's Estate.

       FIXED INTEREST ACCOUNT An account that is part of the Company's General Account in which all or a portion of the Contract Value may be held for accumulation at fixed rates of interest (which may not be less than 3%) declared by the Company periodically at its discretion.

       FUNDS T.Rowe Price Equity Series, Inc., T.Rowe Price Fixed Income Series, Inc., and T.Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

Variable Annuity Prospectus                                                    6

       GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

       PURCHASE PAYMENT The amounts paid to the Company as consideration for the Contract.

       SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account is a separate account of the Company. Contract Value under the Contract may be allocated to Subaccounts of the Separate Account for variable accumulation.

       SUBACCOUNT A division of the Separate Account of the Company which invests in a separate Portfolio of one of the Funds. Currently, seven Subaccounts are available under the Contract.

       T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

       VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are both open for trading. The T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

       VALUATION PERIOD A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

       WITHDRAWAL VALUE The amount a Contractowner receives upon full withdrawal of the Contract, which is equal to Contract Value less any premium taxes due and paid by the Company.

Variable Annuity Prospectus                                                    7

SUMMARY

       This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relate to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account" on page 27 and in the Contract.

PURPOSE OF THE CONTRACT

       The individual flexible premium deferred variable annuity contract ("Contract") described in this Prospectus is designed to give Contractowners flexibility in planning for retirement and other financial goals. The Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, during the Accumulation Period, and provides several options for annuity payments on a variable basis, a fixed basis, or both. During the Accumulation Period, an Owner can pursue various allocation options by allocating purchase payments to the Subaccounts of the Separate Account or to the Fixed Interest Account. See "The Contract," page 15.

       The Contract is eligible for purchase as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408 of the Internal Revenue Code of 1986, as amended ("Qualified Plan").

THE SEPARATE ACCOUNT AND THE FUNDS

       Purchase payments designated to accumulate on a variable basis are allocated to the Separate Account. See "Separate Account," page 13. The Separate Account is currently divided into seven accounts referred to as Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. Each of the Funds' Portfolios has a different investment objective or objectives. Each Portfolio is listed under its respective Fund below.

              T. ROWE PRICE EQUITY SERIES, INC.

              T. Rowe Price New America Growth Portfolio
              T. Rowe Price Mid-Cap Growth Portfolio
              T. Rowe Price Equity Income Portfolio
              T. Rowe Price Personal Strategy Balanced Portfolio

              T. ROWE PRICE FIXED INCOME SERIES, INC.

              T. Rowe Price Limited-Term Bond Portfolio
              T. Rowe Price Prime Reserve Portfolio

              T. ROWE PRICE INTERNATIONAL SERIES, INC.

              T. Rowe Price International Stock Portfolio

       Amounts held in a Subaccount will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio in which such Subaccount invests. The Contractowner bears the investment risk for amounts allocated to a Subaccount of the Separate Account.

FIXED INTEREST ACCOUNT

       Purchase payments designated to accumulate on a fixed basis may be allocated to the Fixed Interest Account, which is part of the Company's General Account. Amounts allocated to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account" on page 27.

Variable Annuity Prospectus                                                    8

PURCHASE PAYMENTS

       The minimum initial purchase payment is $10,000 ($5,000 if made pursuant to an Automatic Investment Program) for a Contract issued in connection with a Non-Qualified Plan and $2,000 ($25 if made pursuant to an Automatic Investment Program) for a Contract issued in connection with a Qualified Plan. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 if made pursuant to an Automatic Investment Program) for a Contract funding a Non-Qualified Plan or $500 ($25 if made pursuant to an Automatic Investment Program) for a Contract funding a Qualified Plan. See "Purchase Payments" on page 16.

CONTRACT BENEFITS

       During the Accumulation Period, Contract Value may be exchanged by the Contractowner among the Subaccounts of the Separate Account and to and from the Fixed Interest Account, subject to certain restrictions as described in "The Contract" on page 15 and "The Fixed Interest Account" on page 27.

       At any time before the Annuity Payout Date, a Contract may be surrendered for its Withdrawal Value, and partial withdrawals, including systematic withdrawals, may be taken from the Contract Value, subject to certain restrictions described in "The Fixed Interest Account" on page 27. See "Full and Partial Withdrawals," page 20 and "Federal Tax Matters," page 30 for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

       The Contract provides for a death benefit upon the death of the Owner during the Accumulation Period. See "Death Benefit," on page 22 for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. Payments under the fixed Annuity Options will be guaranteed by the Company. See "Annuity Period" on page 25.

FREE-LOOK RIGHT

       An Owner may return a Contract within the Free-Look Period, which is generally a 10-day period beginning when the Owner receives the Contract. In this event, the Company will refund to the Owner purchase payments allocated to the Fixed Interest Account plus the Contract Value in the Subaccounts increased by any fees or other charges paid. The Company will refund purchase payments allocated to the Subaccounts rather than the Contract Value in those states and circumstances in which it is required to do so. See "Free-Look Right" on page 22.

CHARGES AND DEDUCTIONS

       The Company does not make any deductions for sales loads from purchase payments. Certain charges will be deducted in connection with the Contract as described below.

        Mortality and Expense Risk Charge The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of .55% of each Subaccount's average daily net assets. See "Mortality and Expense Risk Charge" on page 23.

        Premium Tax Charge The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on annuitization or upon full withdrawal if a premium tax was incurred by the Company and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge" on page 24.

Variable Annuity Prospectus                                                    9

        Other Expenses The operating expenses of the Separate Account are paid by the Company. Investment management fees and operating expenses of the Funds are paid by the Funds and are reflected in the net asset value of Fund shares. For a description of these charges and expenses, see the Prospectus for the Funds.

CONTACTING THE COMPANY

       All written requests, notices, and forms required by the Contract, and any questions or inquiries should be directed to the T. Rowe Price Variable Annuity Service Center, at P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

EXPENSE TABLE

       The purpose of this table is to assist investors in understanding the various costs and expenses borne directly and indirectly by Owners allocating Contract Value to the Subaccounts. The table reflects any contractual charges, expenses of the Separate Account, and charges and expenses of the Funds. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge," page 24. The information contained in the table is not applicable to amounts allocated to the Fixed Interest Account.

       For a complete description of a Contract's costs and expenses, see "Charges and Deductions," page 23. For a more complete description of each Fund's costs and expenses, see the Funds' prospectus, which accompanies this Prospectus.

              Table 1

CONTRACTUAL EXPENSES
  Sales Load on Purchase Payments                                        None
  Annual Maintenance Fee                                                 None

ANNUAL SEPARATE ACCOUNT EXPENSES
  Annual Mortality and Expense Risk Charge (as a percentage of each
     Subaccount's average daily net assets)                               .55%
  Total Annual Separate Account Expenses                                  .55%

ANNUAL PORTFOLIO EXPENSES (AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE DAILY
NET ASSETS)
                                                                       Total
                                                    Management  Other  Portfolio
                                                        Fee*  Expenses Expenses
T. Rowe Price New America Growth Portfolio ...........  .85%      0%     .85%
T. Rowe Price International Stock Portfolio .......... 1.05%      0%    1.05%
T. Rowe Price Mid-Cap Growth Portfolio ...............  .85%      0%     .85%
T. Rowe Price Equity Income Portfolio ................  .85%      0%     .85%
T. Rowe Price Personal Strategy Balanced Portfolio ...  .90%      0%     .90%
T. Rowe Price Limited-Term Bond Portfolio ............  .70%      0%     .70%
T. Rowe Price Prime Reserve Portfolio ................  .55%      0%     .55%

*The management fee includes the ordinary expenses of operating the Funds.

Example
The example presented below shows expenses that a Contractowner would pay at the end of one, three, five, or ten years. The information presented applies if, at the end of those time periods, the Contract is (1) surrendered, (2) annuitized, or (3) not surrendered or annuitized. The example shows expenses based upon an allocation of $1,000 to each of the Subaccounts.

Variable Annuity Prospectus                                                   10

       The example below should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5% return assumed in the examples is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.

       EXAMPLE - The Owner would pay the expenses shown below on a $1,000 investment, assuming 5% annual return on assets:

                                                 1 Year 3 Years 5 Years 10 Years
New America Growth Subaccount .................    $14     $44     $77     $168
International Stock Subaccount ................    $16     $50     $87     $190
Mid-Cap Growth Subaccount .....................    $14     $44     $77     $168
Equity Income Subaccount ......................    $14     $44     $77     $168
Personal Strategy Balanced Subaccount .........    $15     $46     $79     $174
Limited-Term Bond Subaccount ..................    $13     $40     $69     $151
Prime Reserve Subaccount ......................    $11     $35     $61     $134

Variable Annuity Prospectus                                                   11

CONDENSED FINANCIAL INFORMATION

       The following condensed financial information presents accumulation unit values for the years ended December 31, 1997 and 1996, and the period April 1, 1995 (date of inception), through December 31, 1995, as well as ending accumulation units outstanding under each Subaccount.

                                              1995           1996          1997
NEW AMERICA GROWTH SUBACCOUNT

  Accumulation unit value:
   Beginning of period ..............  $     10.00  $       13.40  $       16.00
   End of period ....................  $     13.40  $       16.00  $       19.28

  Accumulation units:
   Outstanding at the end of period .      333,934      1,596,903      2,030,514

INTERNATIONAL STOCK SUBACCOUNT

  Accumulation unit value:
   Beginning of period ..............  $       10.00  $       11.19  $     12.77
   End of period ....................  $       11.19  $       12.77  $     13.09

  Accumulation units:
   Outstanding at the end of period .        218,427      1,124,821    1,562,428

EQUITY INCOME SUBACCOUNT

  Accumulation unit value:
   Beginning of period ..............  $       10.00  $       12.37  $     14.70
   End of period ....................  $       12.37  $       14.70  $     18.84

  Accumulation units:
   Outstanding at the end of period .        365,712      1,902,935    3,450,047

PERSONAL STRATEGY BALANCED SUBACCOUNT

  Accumulation unit value:
   Beginning of period ..............  $       10.00  $       11.90  $     13.51
   End of period ....................  $       11.90  $       13.51  $     15.86

  Accumulation units:
   Outstanding at the end of period .        148,349        599,843      983,602

LIMITED-TERM BOND SUBACCOUNT

  Accumulation unit value:
   Beginning of period ..............  $       10.00  $       10.64  $     10.93
   End of period ....................  $       10.64  $       10.93  $     11.60

  Accumulation units:
   Outstanding at the end of period .         86,891        445,079      626,694

MID-CAP GROWTH SUBACCOUNT*

  Accumulation unit value:
   Beginning of period ..............                                $     10.00
   End of period ....................                                $     11.82

  Accumulation units:
   Outstanding at the end of period .                                  1,100,979

PRIME RESERVE SUBACCOUNT*

  Accumulation unit value:
   Beginning of period ..............                                $     10.00
   End of period ....................                                $     10.48

  Accumulation units:
   Outstanding at the end of period .                                    769,829

*The Mid-Cap Growth and Prime Reserve Subaccounts commenced operations on
 January 2, 1997.

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INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY

       The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

       The Company offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1997, Security Benefit had total assets of approximately $6.4 billion. Together with its subsidiaries, Security Benefit has total funds under management of approximately $7.5 billion.

       The Company's Board of Directors has approved a Plan of Conversion ("Plan") under which the Company would convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a newly formed mutual holding company to be na med Security Benefit Mutual Holding Company. Under the Plan, membership interests of current Contractowners would become membership interests in Security Benefit Mutual Holding Company upon conversion. After the conversion, persons who acquire policies from the Company would automatically be members in the mutual holding company. The conversion will not increase premiums or reduce Contract benefits, values, guarantees, or other obligations to Contractowners. The Plan is subject to approval by the Insurance Commissioner of the State of Kansas and the Company's policyholders, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in the second quarter of 1998.

YEAR 2000 COMPLIANCE

       Like other insurance companies, as well as other financial and business organizations around the world, the Company could be adversely affected if the computer systems used by the Company in performing its administrative functions do not properly process and calculate date-related information and data before, during, and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact (i) the administrative services provided by the Company with respect to the Contract, and (ii) the management services provided to the Funds by T. Rowe Price, as well as transfer agency, accounting, custody, distribution, and other services provided to the Funds. For more information on T. Rowe Price Year 2000 compliance efforts, see the Funds' prospectus, which accompanies this Prospectus.

       The Company has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development the year portion of the date field will be expanded to four digits using the format YYYYMMDD. The Company's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers, and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Company has completed the inventory of its internal and external systems and has made substantial

Variable Annuity Prospectus                                                   13

       progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

       Although the Company has taken steps to ensure that its systems will function properly before, during, and after the Year 2000, its key operating systems and information sources are provided by or through external vendors, which creates uncertainty to the extent the Company is relying on the assurance of such vendors as to whether its systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Company at this time but could have a material adverse impact on the operations of the Separate Account and administration of the Contract.

       The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Company is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Funds.

PUBLISHED RATINGS

       The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk as sociated with an investment in the Separate Account.

SEPARATE ACCOUNT

       T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

       The T. Rowe Price Variable Annuity Account was established by the Company as a separate account on March 28, 1994, pursuant to procedures established under Kansas law. The income, gains, or losses of the Separate Account, whether or not realized, are, in accordance with the Contracts, credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. K.S.A. 40-436 provides that assets in a separate account attributable to the reserves and other liabilities under the contracts are not chargeable with liabilities arising from any other business tha t the insurance company conducts if, and to the extent the contracts so provide, and the Contract contains such a provision. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

Variable Annuity Prospectus                                                   14

       The Separate Account is currently divided into seven Subaccounts. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios of the Funds or in other securities, mutual funds, or investment vehicles. Under current contractual arrangements with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless such change is necessary to comply with applicable laws, shares of any or all of the Portfolios should no longer be available for investment, or, if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. For more information about the underwriter, see "Distribution of the Contract," page 39.

       The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

The Funds

       The T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., and the T. Rowe Price International Series, Inc. (the "Funds") are diversified, open-end management investment companies of the series type. The Funds are registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Funds. Together, the Funds currently have seven separate portfolios ("Portfolios"), each of which pursues different investment objectives and policies.

       In addition to the Separate Account, shares of the Funds are being sold to variable life insurance and variable annuity separate accounts of other insurance companies, including insurance companies affiliated with the Company. In the future, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Funds, although currently neither the Company nor the Funds foresee any such disadvantages to either variable annuity owners or variable life insurance owners. The management of the Funds intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what action, if any, should be taken in response. In addition, if the Company believes that any Fund's response to any of those events or conflicts insufficiently protects Owners, it will take appropriate action on its own. For more information see the Funds' prospectus.

       A summary of the investment objective of each Portfolio of the Funds is described below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of the Funds, including information on the risks associated with the investments and investment techniques of each Portfolio.

       THE FUNDS' PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

       T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

       The investment objective of the New America Growth Portfolio is long-term growth of capital through investments primarily in the common stocks of U.S. growth companies which operate in service industries.

Variable Annuity Prospectus                                                   11

       T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

       The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

       T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

       The investment objective of the Mid-Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in companies that offer proven products or services.

       T. ROWE PRICE EQUITY INCOME PORTFOLIO

       The investment objective of the Equity Income Portfolio is to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

       T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

       The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

       T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

       The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term investment grade debt securities.

       T. Rowe Price Prime Reserve Portfolio

       The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality money market securities.

THE INVESTMENT ADVISERS

       T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. Rowe Price-Fleming International, Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. As Investment Adviser to each of the Portfolios, except the T. Rowe Price International Stock Portfolio, T. Rowe Price is responsible for selection and management of portfolio investments. As Investment Adviser to the T. Rowe Price International Stock Portfolio, Price-Fleming is responsible for selection and management of its portfolio investments. T. Rowe Price and Price-Fleming are registered with the SEC as investment advisers.

       T. Rowe Price and Price-Fleming are not affiliated with the Company, and the Company has no responsibility for the management or operations of the Portfolios.

THE CONTRACT

GENERAL

       The Contract offered by this Prospectus is an individual flexible premium deferred variable annuity that is issued by the Company. To the extent that all or a portion of purchase payments are allocated to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. During the Accumulation Period, a Contractowner's value accumulates on either a variable basis, a

Variable Annuity Prospectus                                                   16

       fixed basis, or both, depending on the Owner's allocation of Contract Value to the Subaccounts and the Fixed Interest Account. The Contract also provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis, or both, beginning on the Annuity Payout Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which Contract Value has been allocated and the amount of interest credited on Contract Value that has been allocated to the Fixed Interest Account.

       The Contract is available for purchase as a non-tax qualified retirement plan ("Non-Qualified Plan") by an individual. The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408 of the Internal Revenue Code ("Qualified Plan"). Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

APPLICATION FOR A CONTRACT

       Any person wishing to purchase a Contract may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The initial purchase payment may be made by check or, if an applicant owns shares of one or more Funds distributed by Investment Services ("T. Rowe Price Funds"), by electing on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price Funds and the Contract. The redemption of fund shares is a sale of shares for tax purposes, which may result in a taxable gain or loss. The application may be obtained by contacting the T. Rowe Price Variable Annuity Service Center. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

       The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS

       The minimum initial purchase payment for the purchase of a Contract is $10,000 ($5,000 if made pursuant to an Automatic Investment Program) in connection with a Non-Qualified Plan and $2,000 ($25 if made pursuant to an Automatic Investment Program) in connection with a Qualified Plan. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 if made pursuant to an Automatic Investment Program) for Non-Qualified Plans and $500 ($25 if made pursuant to an Automatic Investment Program) for Qualified Plans. The Company may reduce the minimum purchase payment requirements under certain circumstances, such as for group or sponsored arrangements. Cumulative purchase payments exceeding $1 million will not be accepted under a Contract without prior approval of the Company.

       An initial purchase payment will be applied not later than the end of the second Valuation Date after the Valuation Date is received by the Company at the T. Rowe Price Variable Annuity Service Center if the purchase payment is preceded or accompanied by an application that contains sufficient information necessary to establish an account and properly credit such purchase payment. If the Company does not receive a complete application, the Company will notify the applicant that it does not have the necessary information to issue a Contract. If the necessary information is not provided to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial purchase payment to the applicant unless the applicant consents to the Company retaining the purchase payment until the application is made complete.

Variable Annuity Prospectus                                                   17

       Subsequent purchase payments will be credited as of the end of the Valuation Period in which they are received by the Company at the T. Rowe Price Variable Annuity Service Center. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Payout Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program or, if an Owner owns shares of one or more T. Rowe Price Funds, by directing Investment Services to redeem shares of that fund(s) and forw ard the redemption proceeds to the Company as a subsequent purchase payment. The minimum initial purchase payment required must be paid before the Automatic Investment Program will be accepted by the Company. The redemption of fund shares is a sale of shares for tax purposes, which may result in a taxable gain or loss.

ALLOCATION OF PURCHASE PAYMENTS

       In an application for a Contract, the Contractowner selects the Subaccounts or the Fixed Interest Account to which purchase payments will be allocated. Purchase payments will be allocated according to the Contractowner's instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than $25 per payment being allocated to any one Subaccount or the Fixed Interest Account. Available allocation alternatives include the seven Subaccounts and the Fixed Interest Account.

       A Contractowner may change the purchase payment allocation instructions by submitting a proper written request to the T. Rowe Price Variable Annuity Service Center. A proper change in allocation instructions will be effective upon receipt by the Company at the T. Rowe Price Variable Annuity Service Center and will continue in effect until subsequently changed. Changes in purchase payment allocation instructions may be made by telephone or by sending a request in writing to the T. Rowe Price Variable Annuity Service Center. Changes in the allocation of future purchase payments have no effect on existing Contract Value. Such Contract Value, however, may be exchanged among the Subaccounts of the Separate Account and the Fixed Interest Account in the manner described in "Exchanges of Contract Value," page 19.

DOLLAR COST AVERAGING OPTION

       The Company currently offers an option under which Contractowners may dollar cost average their allocations in the Subaccounts under the Contract by authorizing the Company to make periodic allocations of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Subaccounts, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the exchanges are effected. Since the value of Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the Subaccount's Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Contractowner will not have losses.

       A Dollar Cost Averaging Request form is available from the T. Rowe Price Variable Annuity Service Center upon request. On the form, the Contractowner must designate whether Contract Value is to be exchanged on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the exchanges will be made, the desired frequency of the exchanges, which may be on a monthly, quarterly, semiannual, or annual basis, and the length of time during which the exchanges shall continue or the total amount to be exchanged over time.

Variable Annuity Prospectus                                                   18

       To elect the Dollar Cost Averaging Option, the Owner's Contract Value must be at least $5,000, ($2,000 for a Contract funding a Qualified
       Plan), and a Dollar Cost Averaging Request in proper form must be received by the Company at the T. Rowe Price Variable Annuity Service Center. The Dollar Cost Averaging Request form will not be considered complete until the Contractowner's Contract Value is at least the required amount. A Contractowner may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options.

       After the Company has received a Dollar Cost Averaging Request in proper form at the T. Rowe Price Variable Annuity Service Center, the Company will exchange Contract Value in amounts designated by the Contractowner from the Subaccount from which exchanges are to be made to the Subaccount or Subaccounts chosen by the Contractowner. The minim um amount that may be exchanged is $200 and the minimum amount that may be allocated to any one Subaccount is $25. Each exchange will be effected on the date specified by the Owner or if no date is specified, on the monthly, quarterly, semiannual, or annual anniversary, whichever corresponds to the period selected by the Contractowner, of the date of receipt at the
       T. Rowe Price Variable Annuity Service Center of a Dollar Cost Averaging Request in proper form. Exchanges will be made until the total amount elected has been exchanged, or until Contract Value in the Subaccount from which exchanges are made has been depleted. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that are allowed as discussed in "Exchanges of Contract Value" on page 19.

       A Contractowner may instruct the Company at any time to terminate the option by written request to the T. Rowe Price Variable Annuity Service Center. In that event, the Contract Value in the Subaccount from which exchanges were being made that has not been exchanged will remain in that Subaccount unless the Contractowner instructs otherwise. If a Contractowner wishes to continue exchanging on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been exchanged, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the T. Rowe Price Variable Annuity Service Center, and the Contract must meet the $5,000 ($2,000 for a Contract funding a Qualified Plan) minimum required amount of Contract Value at that time. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time provided that, as required by its current contractual arrangements with Investment Services, the Company first obtains the consent of Investment Services, which consent shall not be unreasonably withheld.

       Contract Value may also be dollar cost averaged to or from the Fixed Interest Account, subject to certain restrictions described under "The Fixed Interest Account," page 27.

ASSET REBALANCING OPTION

       The Company currently offers an option under which Contractowners may authorize the Company to automatically exchange Contract Value each quarter to maintain a particular percentage allocation among the Subaccounts as selected by the Contractowner. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing auto matically reallocates the Contract Value in the Subaccounts each quarter to the allocation selected by the Contractowner. Asset Rebalancing is intended to exchange Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help a Contractowner buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that a Contractowner will not have losses.

       To elect the Asset Rebalancing Option, the Contract Value in the Contract must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan) and an Asset Rebalancing Request in proper form must be received by the Company at the T. Rowe Price Variable Annuity Service Center. A Contractowner may

Variable Annuity Prospectus                                                   19

       not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options. An Asset Rebalancing Request form is available upon request. On the form, the Contractowner must indicate the applicable Subaccounts and the percentage of Contract Value which should be allocated to each of the applicable Subaccounts each quarter under the Asset Rebalancing Option. If the Asset Rebalancing Option is elected, all Contract Value allocated to the Subaccounts must be included in the Asset Rebalancing Option.

       This option will result in the exchange of Contract Value to one or more of the Subaccounts on the date specified by the Contractowner or, if no date is specified, on the date of the Company's receipt of the Asset Rebalancing Request in proper form and on each quarterly anniversary of the applicable date thereafter. The amounts exchanged will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the exchanges are effected. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that are allowed as discussed below.

       A Contractowner may instruct the Company at any time to terminate this option by written request to the T. Rowe Price Variable Annuity Service Center and, in the event of an exchange of Contract Value by written request or telephone instructions, this option will terminate automatically. In either event, the Contract Value in the Subaccounts that has not been exchanged will remain in those Subaccounts regardless of the percentage allocation unless the Contractowner instructs otherwise. If a Contractowner wishes to resume Asset Rebalancing after it has been canceled, a new Asset Rebalancing Request form must be completed and sent to the T. Rowe Price Variable Annuity Service Center, and the Contract Value at the time the request is made must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan). The Company may discontinue, modify, or suspend the Asset Rebalancing Option at any time provided that, as required by its current contractual arrangements with Investment Services, the Company first obtains the consent of Investment Services, which consent shall not be unreasonably withheld.

       Contract Value allocated to the Fixed Interest Account may be included in the Asset Rebalancing Program, subject to certain restrictions described under "The Fixed Interest Account," page 27.

EXCHANGES OF CONTRACT VALUE

       During the Accumulation Period, Contract Value may be exchanged among the Subaccounts by the Contractowner upon proper written request to the T. Rowe Price Variable Annuity Service Center. Exchanges (other than exchanges in connection with the Dollar Cost Averaging or Asset Rebalancing Options) may be made by telephone if an Authorization for Telephone Requests form has been properly completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option), or the amount remaining in a given Subaccount.

       Contract Value may also be exchanged between the Subaccounts and the Fixed Interest Account; however, exchanges from the Fixed Interest Account to the Subaccounts are restricted as described in "The Fixed Interest Account," page 27.

       The Company reserves the right at a future date, to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, to impose conditions on the right to exchange and to discontinue telephone exchanges provided that, as required by its current contractual arrangements with Investment Services, the Company first obtains the consent of Investment Services, which consent shall not be unreasonably withheld.

Variable Annuity Prospectus                                                   20

CONTRACT VALUE

       The Contract Value is the sum of the amounts under the Contract held in each Subaccount of the Separate Account and in the Fixed Interest Account as of any Valuation Date.

       On each Valuation Date, the portion of the Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount for that date. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. A Contractowner bears the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE

       The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which Contract Value has been allocated, payment of subsequent purchase payments, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios of the Funds. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by the corresponding Portfolios. Any dividends or distributions from any Portfolio of the Funds will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

       Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When a Contractowner allocates purchase payments to a Subaccount, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the Accumulation Unit value for the particular Subaccount at the end of the Valuation Period in which the purchase payment is credited. In addition, other transactions including full or partial withdrawals, exchanges, and assessment of premium taxes against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Subaccount. The Accumulation Unit value of each Subaccount is determined on each Valuation Date. The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

       The Accumulation Unit value of each Subaccount's units initially was $10. The unit value of a Subaccount on any Valuation Date is calculated by dividing the value of each Subaccount's net assets by the number of Accumulation Units credited to the Subaccount on that date. Determination of the value of the net assets of a Subaccount takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio of the Funds, (2) any dividends or distributions paid by the corresponding Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

FULL AND PARTIAL WITHDRAWALS

       A Contractowner may obtain proceeds from a Contract by surrendering the Contract for its Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a systematic withdrawal, may be taken from the Contract Value at any time while the Owner is living and before the Annuity Payout Date, subject to restrictions on partial withdrawals of Contract Value from the Fixed

Variable Annuity Prospectus                                                   21

       Interest Account and limitations under applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by the Company at the T. Rowe Price Variable Annuity Service Center. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. A Contractowner may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating in their written withdrawal request.

       The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by the Company at the T. Rowe Price Variable Annuity Service Center, less any premium taxes due and paid by the Company. A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for at least $500 except systematic withdrawals discussed on the next page. A request for a partial withdrawal will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request. Upon payment, the Contract Value will be reduced by an amount equal to the payment and any applicable premium tax. If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $2,000, then the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

       The amount of a partial withdrawal will be deducted from the Contract Value in the Subaccounts and the Fixed Interest Account, according to the Contractowner's instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account" on page 27. If a Contractowner does not specify the allocation, the Company will contact the Contractowner for instructions, and the withdrawal will be effected as of the end of the Valuation Period in which such instructions are obtained. A full or partial withdrawal, including a systematic withdrawal, may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge" on page 24.

       A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner's attaining age 59 1/2, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters" on page 30.

SYSTEMATIC WITHDRAWALS

       The Company currently offers a feature under which systematic withdrawals may be elected. Under this feature, a Contractowner may elect to receive systematic withdrawals before the Annuity Payout Date by sending a properly completed Systematic Withdrawal Request form to the Company at the T. Rowe Price Variable Annuity Service Center. A Contractowner may direct Investment Services to apply the proceeds of a systematic withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating on the Systematic Withdrawal Request form. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Interest Account, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a beneficiary, and the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually, or annually. Systematic withdrawals may be stopped or modified upon proper written request by the Contractowner received by the Company at the T. Rowe Price Variable Annuity Service Center at least 30 days in advance of the requested date of termination or modification.

       Each systematic withdrawal must be at least $100. Upon payment, the Contractowner's Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium

Variable Annuity Prospectus                                                   22

       taxes. Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

       Each systematic withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to the Contractowner's Contract Value in the Subaccounts and the Fixed Interest Account as directed by the Contractowner.

       The Company may, at any time, discontinue, modify, or suspend systematic withdrawals provided that, as required by its current contractual arrangements with Investment Services, the Company first obtains the consent of Investment Services, which consent shall not be unreasonably withheld. Systematic withdrawals from Contract Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months as described under "The Fixed Interest Account" on page 27. The tax consequences of a systematic withdrawal, including the 10% penalty tax imposed on withdrawals made prior to the Owner's attaining age 59 1/2, should be carefully considered. See "Federal Tax Matters" on page 30.

FREE-LOOK RIGHT

       An Owner may return a Contract within the Free-Look Period, which is generally a 10-day period beginning when the Owner receives the Contract. The returned Contract will then be deemed void and the Company will refund any purchase payments allocated to the Fixed Interest Account plus the Contract Value in the Subaccounts as of the end of the Valuation Period during which the returned Contract is received by the Company. The Company will return purchase payments allocated to the Subaccounts rather than Contract Value in those states and circumstances in which it is required to do so.

DEATH BENEFIT

       If the Owner dies during the Accumulation Period, the Company will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner during the Accumulation Period and instructions regarding payment. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements" on the next page. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant during the Accumulation Period and instructions regarding payment, and the amount of the death benefit is based on the age of the oldest Annuitant on the date the Contract was issued. If the death of an Owner occurs on or after the Annuity Payout Date, no death benefit proceeds will be payable under the Contract, except that any guaranteed annuity payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death.

       The death benefit proceeds will be the death benefit reduced by any premium taxes due or paid by the Company. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of (1) the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center, (2) the aggregate purchase payments received less any reductions caused by previous withdrawals, or (3) the stepped-up death benefit. The stepped-up death benefit is: (a) the highest death benefit on any annual Contract anniversary that is both an exact multiple of five and occurs

Variable Annuity Prospectus                                                   23

       prior to the oldest Owner attaining age 76, plus (b) any purchase payments made since the applicable fifth annual Contract anniversary, less (c) any withdrawals since the applicable anniversary.

       If an Owner dies during the Accumulation Period and the Contract was issued to the Owner after age 75, the amount of the death benefit will be the Contract Value as of the end of the Valuation Perio d in which due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center.

       Notwithstanding the foregoing, the death benefit for Contracts issued in Florida, regardless of age at issue, is the greater of (1) the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center, or (2) the aggregate purchase payments received less any reductions caused by previous withdrawals.

       The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters," on page 31 for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS

       For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force until the earlier of the surviving spouse's death or the Annuity Payout Date or to receive the death benefit proceeds. For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of the Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

       For Contracts issued in connection with Qualified Plans, the terms of any Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT

       If the Annuitant dies prior to the Annuity Payout Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant on or after the Annuity Payout Date, any guaranteed annuity payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE

       The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contracts. The charge is equal to an annual rate of .55%

Variable Annuity Prospectus                                                   24

       of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and in operating the Subaccounts.

       The expense risk borne by the Company is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the profit realized from the mortality and expense risk charge. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.


       The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional and administrative expenses, including compensation paid by the Company to T. Rowe Price Insurance Agency, Inc., at the annual rate of .10% of each Subaccount's average daily net assets for administrative services.


PREMIUM TAX CHARGE

       Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted upon annuitization, upon full or partial withdrawal, or upon payment of the death benefit, if premium taxes are incurred at that time and are not refundable. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES

       The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes," page 31.

GUARANTEE OF CERTAIN CHARGES

       The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of .55% of each Subaccount's average daily net assets.

FUND EXPENSES

       Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Portfolio of the Funds. Each Portfolio's net asset value reflects the investment management fee and any other expenses that are deducted from the assets of the Fund. These fees and expenses are not deducted from the Subaccount, but are paid from the assets of the corresponding Portfolio. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in the Funds' prospectus, are not specified or fixed under the terms of the Contract, and the Company bears no responsibility for such fees and expenses.

Variable Annuity Prospectus                                                   25

ANNUITY PERIOD

GENERAL

       The Contractowner may select the Annuity Payout Date at the time of application. The Annuity Payout Date may not be deferred beyond the Annuitant's 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require annuitization at an earlier age. If the Contractowner does not select an Annuity Payout Date, the Annuity Payout Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. See "Selection of an Option," on page
       27. If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Payout Date.

       On the Annuity Payout Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described on page
       26. Each option is available in two formseith er as a variable annuity supported by the Subaccounts or as a fixed annuity supported by the Fixed Interest Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless the Owner directs otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Interest Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to the Contractowner's Contract Value in the Subaccounts and the Fixed Interest Account as of the Annuity Payout Date, reduced by any applicable premium taxes.

       The Contract provides for seven Annuity Options. Other Annuity Options may be available upon request at the discretion of the Company. Annuity payments under Annuity Options 1 through 4 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are used where required by law. In the case of Options 5, 6, and 7 as described on page 26, annuity rates based on age and sex are not used to calculate annuity payments. The annuity rates are based upon an assumed interest rate of 3.5 percent, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under Option 2 which shall be an annuity payable monthly during the lifetime of the Annuitant with payments guaranteed to be made for 120 months.

       Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. A Contractowner may direct Investment Services to apply the proceeds of an annuity payment to shares of one or more of the T. Rowe Price Funds by submitting a written request to the T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.

       An Owner may designate or change an Annuity Payout Date, Annuity Option, and Annuitant, provided proper written notice is received by the Company at the T. Rowe Price Variable Annuity Service Center at least 30 days prior to the Annuity Payout Date set forth in the Contract. The date selected as the new Annuity Payout Date must be at least 30 days after the date written notice requesting a change of Annuity Payout Date is received at the T. Rowe Price Variable Annuity Service Center.

       During the Annuity Period, Contract Value may be exchanged among the Subaccounts by the Contractowner upon proper written request to the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. Exchanges are not allowed within 30 days of the Annuity Payout Date. If one of Annuity Options 5 through 7 is selected, Contract Value also may be exchanged between the Subaccounts and the Fixed Interest Account, subject to the restrictions on exchanges from the Fixed Interest Account described under "The Fixed Interest Account," page 27.

Variable Annuity Prospectus                                                   26

       The minimum exchange amount is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount.

       Once annuity payments have commenced under Annuity Options 1, 2, 3, or 4, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. The Contract specifies annuity tables for Annuity Options 1 through 4 described below which contain the guaranteed minimum dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option for a fixed annuity.

ANNUITY OPTIONS

       OPTION 1 - LIFE INCOME Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the third annuity payment due date, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

       OPTION 2 - LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15, OR 20 YEARS Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

       OPTION 3 - LIFE WITH INSTALLMENT OR UNIT REFUND OPTION Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

       OPTION 4 - JOINT AND LAST SURVIVOR Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

       OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected, with the guarantee that, if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

       OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

       OPTION 7 - AGE RECALCULATION Periodic annuity payments will be made based upon the Annuitant's life expectancy, or the joint life expectancies of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to actuarial tables prescribed by the Treasury Secretary, until the amount applied is exhausted. This option should be elected only under Contracts funding Qualified Plans.

Variable Annuity Prospectus                                                   27

SELECTION OF AN OPTION

       Contractowners should carefully review the Annuity Options with their financial or tax advisers, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. For Non-Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant's 90th birthday.

THE FIXED INTEREST ACCOUNT

       Contractowners may allocate all or a portion of their purchase payments and exchange Contract Value to the Fixed Interest Account. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The Company's General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been ad vised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Interest Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract" on page 15.

       Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

INTEREST

       Amounts allocated to the Fixed Interest Account earn interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Company's General Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

       Contract Value allocated or exchanged to the Fixed Interest Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or exchanged to the Fixed Interest Account. The Current Rate paid on any such portion of Contract Value allocated or

Variable Annuity Prospectus                                                   28

       exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.

       Contract Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different current rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of a Contractowner's Contract Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

       For purposes of determining the interest rates to be credited on Contract Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken first from any portion of Contract Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or exchange is effected, then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

DEATH BENEFIT

       The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in the Fixed Interest Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit," page 22.

CONTRACT CHARGES

       Premium taxes will be the same for Contractowners who allocate purchase payments or exchange Contract Value to the Fixed Interest Account as for those who allocate purchase payments to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, the investment management fees and any other expenses paid by the Funds will not be paid directly or indirectly by Contractowners to the extent the Contract Value is allocated to the Fixed Interest Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

       Amounts may be exchanged from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitations. Exchanges from the Fixed Interest Account are allowed only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the exchange is effected, (2) pursuant to the Dollar Cost Averaging Option provided that such exchanges are scheduled to be made over a period of not less

Variable Annuity Prospectus                                                   29

       than one year, and (3) pursuant to the Asset Rebalancing Option, provided that upon receipt of the Asset Rebalancing Request, Contract Value is allocated among the Fixed Interest Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account set forth in
       (1) above. Accordingly, a Contractowner who desires to implement the Asset Rebalancing Option should do so at a time when Contract Value may be exchanged from the Fixed Interest Account to the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account. Once an Asset Rebalancing Option is implemented, the restrictions on exchanges will not apply to exchanges made pursuant to the Option. Up to six exchanges are allowed in any Contract Year and exchanges pursuant to the Dollar Cost Averaging and Asset Rebalancing Options are not included in the six exchanges allowed per Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option) or the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, and to impose conditions on the right to exchange.

       If Contract Value is being exchanged from the Fixed Interest Account pursuant to the Dollar Cost Averaging or Asset Rebalancing Option or withdrawn from the Fixed Interest Account pursuant to systematic withdrawals, any purchase payment allocated to, or Contract Value exchanged to or from, the Fixed Interest Account will automatically terminate such Dollar Cost Averaging or Asset Rebalancing Option or systematic withdrawals, and any withdrawal from the Fixed Interest Account or the Subaccounts will automatically terminate the Asset Rebalancing Option. In the event of automatic termination of any of the foregoing options, the Company shall so notify the Contractowner, and the Contractowner may reestablish Dollar Cost Averaging, Asset Rebalancing, or systematic withdrawals by sending a written request to the Company, provided that the Owner's Contract Value at that time meets any minimum amount required for the Dollar Cost Averaging or Asset Rebalancing Option.

       The Contractowner may also make full withdrawals to the same extent as a Contractowner who has allocated Contract Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals, and (3) once per Contract Year in an amount up to the greater of $5,000 or 10 percent of Contract Value allocated to the Fixed Interest Account at the time of the partial withdrawal. Systematic withdrawals from Contract Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months. See "Full and Partial Withdrawals," page 20 and "Systematic Withdrawals," page 21.

PAYMENTS FROM THE FIXED INTEREST ACCOUNT

       As required by most states, the Company reserves the right to delay for up to six months after a written request in proper form is received by the Company at the T. Rowe Price Variable Annuity Service Center, full and partial withdrawals and exchanges from the Fixed Interest Account. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify the Contractowner if there will be a delay.

MORE ABOUT THE CONTRACT

OWNERSHIP

       The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits

Variable Annuity Prospectus                                                   30

       and exercise all rights that the Contract grants or the Compan y allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters," below.

       JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY

       The Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Contractowner may change the Beneficiary at any time while the Contract is in force by written request on a form provided by the Company and received by the Company at the T. Rowe Price Variable Annuity Service Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

PARTICIPATING

       The Contract is participating and will share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

       The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect an exchange between Subaccounts or from a Subaccount to the Fixed Interest Account within seven days from the Valuation Date a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the calculation or payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, or (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or
       (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account.

PROOF OF AGE AND SURVIVAL

       The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS

       If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS

INTRODUCTION

       The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code").

Variable Annuity Prospectus                                                   31

       The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan for which the Contract is purchased, the tax and employment status of the individuals involved, and a number of other factors. The discussion of the federal income tax considerations relating to a contract contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract, or any other transaction involving a Contract (including an exchange). THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

       GENERAL

       The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

       CHARGE FOR THE COMPANY'S TAXES

       A charge may be made against the Separate Account for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts, or the Contracts for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

       Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

       DIVERSIFICATION STANDARDS

       Each of the Portfolios will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any

Variable Annuity Prospectus                                                   32

       four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).

       In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announce ment also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

       The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating purchase payments and Contract Values. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as deemed appropriate by the Company, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.

       INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS

       Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 34 and "Diversification Standards" on page 31. Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

   * Surrenders or Withdrawals Prior to the Annuity Payout Date Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract. Similarly, loans under a Contract are generally treated as distributions under the Contract.

Variable Annuity Prospectus                                                   33

   * Surrenders or Withdrawals on or after the Annuity Payout Date Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

       * Penalty Tax on Certain Surrenders and Withdrawals With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
       (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

       If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

       ADDITIONAL CONSIDERATIONS

   * Distribution-at-Death Rules In order to be treated as an annuity contract, a Contract must provide the following two distribution rules:
       (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

Variable Annuity Prospectus                                                   34

       Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased owner's spouse.

   * Gift of Annuity Contracts Generally, gifts of Non-Qualified Plan Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

   * Contracts Owned by Non-Natural Persons If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the purchase payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

   * Multiple Contract Rule For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified annuit y contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

       In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

   * Possible Tax Changes In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities, and President Clinton's fiscal-year 1999 Budget proposal includes a provision that, if adopted, would impose new taxes on owners of variable annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

   * Transfers, Assignments, or Exchanges of a Contract A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a qualified tax adviser with respect to the potential effects of such a transaction.

Variable Annuity Prospectus                                                   35

QUALIFIED PLANS

       The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code. No attempt is made herein to provide more than general information about the use of the Contract as a Qualified Plan. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

       The amount that may be contributed to a Qualified Plan is subject to limitations under the Code. In addition, early distributions from Qualified Plans may be subject to penalty taxes. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These rules and requirements may not be incorporated into our Contract administration procedures. Therefore, Contractowners, Annuitants, and Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contracts comply with applicable law.

THE FOLLOWING IS A BRIEF DESCRIPTION OF QUALIFIED PLANS AND THE USE OF THE CONTRACT THEREWITH:

     * SECTION 408

       Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs" which became available in 1998.

       IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000. Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

       Sale of the Contracts for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.

       An individual's interest in a traditional IRA must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70 1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).

       If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, the five-year rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is

Variable Annuity Prospectus                                                   36

       the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70 1/2.

       If an individual dies after reaching his or her required beginning date, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

       Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bear to the expected return under the IRA.

       The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

    *  Tax Penalties

       PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary; (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; or (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases. Starting January 1, 1998, there are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified higher education expenses" and certain "qualified first-time homebuyer distributions."

       MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the Owner is subject to a 50% tax on the amount that was not properly distributed.

       EXCESS DISTRIBUTION/ACCUMULATION TAX. The penalty tax of 15% which was imposed (in addition to any ordinary income tax) on large plan distributions and the "excess retirement accumulations" of an individual has been repealed, effective January 1, 1997.

    *  Withholding

       Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

       Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10 percent rate. The recipient of such a distribution may elect not to have withholding apply.

       The above description of the federal income tax consequences applicable to Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering

Variable Annuity Prospectus                                                   37

       adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF FUND SHARES

       The Company is the legal owner of the shares of the Funds held by the Subaccounts of the Separate Account. The Company will exercise voting rights attributable to the shares of each Portfolio of the Funds held in the Subaccounts at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

       The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Portfolio as to which voting instructions may be given to the Company is determined by dividing a Contractowner's Contract Value in a Subaccount on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Funds. Voting instructions may be cast in person or by proxy.

       Voting rights attributable to the Contractowner's Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Contractowners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS

       The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios of the Funds should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company, the Company may substitute shares of another Portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

       In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

Variable Annuity Prospectus                                                   38

       The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts if marketing, tax, or investment conditions so warrant.

       Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount of the Separate Account to another separate account or Subaccount with the consent of Investment Services.

       In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

       The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. The Company also reserves the right to limit the amount and frequency of subsequent purchase payments.

REPORTS TO OWNERS

       A statement will be sent annually to each Contractowner setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Interest Account and the Subaccounts and any other information required by law. Confirmations will also be sent out upon purchase payments, exchanges, loans, loan repayments, and full and partial withdrawals. Certain transactions will be confirmed quarterly. These transactions include exchanges under the Dollar Cost Averaging and Asset Rebalancing Options, purchase payments made under an Automatic Investment Program, systematic withdrawals, and annuity payments.

       Each Contractowner will also receive an annual and semiannual report containing financial statements for the Portfolios, which will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

TELEPHONE EXCHANGE PRIVILEGES

       A Contractowner may request an exchange of Contract Value by telephone if an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided that it complies with its procedures. The Company's

Variable Annuity Prospectus                                                   39

       procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractowners might not be able to request exchanges by telephone and would have to submit written requests.

       By authorizing telephone exchanges, a Contractowner authorizes the Company to accept and act upon telephonic instructions for exchanges involving the Contractowner's Contract, and agrees that neither the Company, nor any of its affiliates, nor the Funds, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fe es) arising out of any requests effected in accordance with the Telephone Authorization and believed by the Company to be genuine, provided that the Company has complied with its procedures. As a result of this policy on telephone requests, the Contractowner will bear the risk of loss arising from the telephone exchange privileges. The Company may discontinue, modify, or suspend telephone exchange privileges at any time.

DISTRIBUTION OF THE CONTRACT

       T. Rowe Price Investment Services, Inc. ("Investment Services"), is the distributor of the Contracts. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and Price-Fleming. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico. Investment Services is a member of the National Association of Securities Dealers, Inc. Investment Services is a wholly owned subsidiary of T. Rowe Price and is an affiliate of the Funds.

LEGAL PROCEEDINGS

       There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

       Legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law have been passed upon by Amy J. Lee, Esq., the Company's Associate General Counsel.

       Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

PERFORMANCE INFORMATION

       Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

       Current yield for the Prime Reserve Subaccount will be based on investment income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield but reflects the compounding effect of earnings.

Variable Annuity Prospectus                                                   40

       For the other Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of 1, 5, and 10 years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods. Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

       Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts and the usage of other performance related information, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT

       A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is made to such Registration Statement and exhibits for further information relating to the Company and the Contract. Statements contained in this Prospectus, as to the content of the Contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the SEC's office, located at 450 Fifth Street, N.W., Washington, D.C.

FINANCIAL STATEMENTS

       The consolidated financial statements of the Company at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account as of December 31, 1997, and for the years ended December 31, 1997 and 1996, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

       The Statement of Additional Information contains more specific information and financial statements relating to the Company and the Separate Account. The Table of Contents of the Statement of Additional Information is set forth on page 41.

Variable Annuity Prospectus                                                   41

TABLE OF CONTENTS

              General Information and History                              1

              Distribution of the Contract                                 1

              Limits on Premiums Paid Under Tax-Qualified Retirement Plans 1

              Experts                                                      2

              Performance Information                                      2

              Financial Statements                                         4

IRA DISCLOSURE STATEMENT

IRA DISCLOSURE STATEMENT

       This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Individual Retirement Annuities. Internal Revenue Service regulations require that this be given to each person desiring to establish an Individual Retirement Annuity. Further information can be obtained from any district office of the Internal Revenue Service.

RIGHT TO REVOKE

       You may revoke your Individual Retirement Annuity within seven days of the date your first purchase payment is received by Security Benefit Life Insurance Company. To revoke your Individual Retirement Annuity and receive a refund of the entire amount you paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application to: T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, KS 66675-0440, 1-800-888-2461.

       If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees, or market value fluctuation.

WHAT ARE THE STATUTORY REQUIREMENTS?

       An Individual Retirement Annuity contract must meet the following requirements:

       1. The amount in your Individual Retirement Annuity must be fully vested at all times.

       2. The contract must provide that you cannot transfer it to someone else.

       3. The contract must have flexible premiums.

       4. You must start receiving distributions by April 1 of the year following the year in which you reach age 70 1/2 (see "Required Minimum Distributions").

       5. The contract must provide that you cannot contribute more than $2,000 for any year. (This requirement does not apply to rollovers. See "Rollovers and Direct Transfers.")

       6. The contract must provide that any refund of premium will be applied before the close of the calendar year following the year of refund toward the payment of future premiums or the purchase of additional benefits.

       The Individual Retirement Annuity contract contains the provisions described above. The contract has not, however, been approved as to form by the Internal Revenue Service.

ROLLOVERS AND DIRECT TRANSFERS

    1. A rollover is a tax-free transfer of cash or other assets from one retirement program to another. There are two kinds of rollover payments. In one, you transfer amounts from one Individual Retirement Annuity or Individual Retirement Account (collectively referred to herein as an "IRA") to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. While you may make rollover contributions to the Individual Retirement Annuity, you cannot deduct them on your tax return.

IRA DISCLOSURE STATEMENT                                                       2

    2. You must complete a tax-free rollover by the 60th day after the date you receive the distribution from your IRA or other qualified employee benefit plan.

    3. A rollover distribution from an IRA may be made to you only once a year. The one-year period begins on the date you receive the IRA distribution, not on the date you roll it over (reinvest it) into another IRA.

    4. A direct transfer of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

    5. All or part of the premium for the contract may be paid from an IRA rollover, qualified pension or profit-sharing plan or tax-sheltered annuity rollover, or from a direct transfer from another IRA. The proceeds from this contract may be used as a rollover contribution to another IRA.

ALLOWANCE OF DEDUCTION

    1. In general, the amount you can contribute each year to the Annuity contract is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your IRAs for the year. Wages, salaries, tips, professional fees, bonuses, and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

    2. Generally, if you are not covered by a qualified retirement plan, the amount you can deduct in a year for contributions to your IRA is the lesser of $2,000 or your taxable compensation for the year. However, if you are not covered by a qualified retirement plan, but your spouse is, the amount you may deduct for IRA contributions will be phased out if your joint adjusted gross income ("AGI") is between $150,000 and $160,000.

    3. If you are covered by a qualified retirement plan, the amount of IRA contributions you may deduct in a year may be reduced or eliminated based on your AGI for the year. The AGI level at which a single taxpayer's deduction for 1998 is affected, $30,000, will increase annually to $50,000 in 2005. The AGI level at which a married taxpayer's deduction for 1998 is affected, $50,000, will increase annually to $80,000 in 2007.

    4. Contributions to your IRA can be made at any time. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

    5. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

    6. If both you and your spouse have compensation, you can each set up your own IRA. The contribution for each of you is figured separately and depends on how much each earns. Both of you cannot participate in the same IRA account or contract.

    7. If you and your spouse file a joint federal income tax return, each of you may contribute up to $2,000 to your own IRA annually if your joint income is $4,000 or more. The maximum amount

IRA DISCLOSURE STATEMENT                                                       3

       the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower-compensated spouse may contribute is the lesser of (i) $2,000 or
       (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.

SEP-IRAs

       If you are participating in a Simplified Employee Pension Plan (SEP), the contributions made by your employer into your IRA after 1986 are excluded from your income. If the SEP contains a salary reduction arrangement, you may elect to reduce your salary by up to the lesser of 15% of compensation or $9,500 (indexed annually) and have that amount contributed to your SEP-IRA. The maximum SEP contributions, including salary reduction amounts and employer contributions to your account in any year is generally limited to the lesser of $30,000 (indexed) or 15% of your total compensation from such employer for that year. Employers that have established salary reduction SEPs before 1997 may continue to maintain and contribute to them. However, no new salary reduction SEPs may be established after 1996. Instead, eligible employers may establish SIMPLE IRA programs for years after 1996, which permit salary reduction contributions. This IRA may not be used in connection with a SIMPLE plan.

       If an IRA is being used in connection with a SEP, contributions must bear a uniform relationship to the total compensation (not in excess of the first $160,000 indexed) of each employee participating under the SEP. If you are a participant in a SEP, you will be considered to be an active participant in an employee pension plan for purposes of your deductible contribution limits for your IRA (see "Allowance of Deduction" section). For further information concerning participation and contributions, please refer to IRS Form 5305-SEP (which must be completed and executed by your employer in order to establish a SEP).

TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS

       1. Earnings of your Individual Retirement Annuity contract are not taxed until they are distributed to you.

       2. In general, taxable distributions are included in your gross income in the year you receive them.

       3. Distributions are non-taxable to the extent they represent a return of non-deductible contributions. The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

       4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

       Amounts held in IRAs are generally subject to the imposition of federal estate taxes. In addition, if you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.

REQUIRED MINIMUM DISTRIBUTIONS

       You must start receiving minimum distributions from your Individual Retirement Annuity starting with the year you reach age 70 1/2 . Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (your "required beginning date").

IRA DISCLOSURE STATEMENT                                                       4

       Figure your required minimum distribution for each year by dividing the value of your Individual Retirement Annuity on December 31 of the preceding year by the applicable life expectancy. The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. If a designated beneficiary is more than 10 years younger than you, that beneficiary is assumed to be exactly 10 years younger. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRA forms, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

       Annuity payments which begin by April 1 of the year following the year you reach age 70 1/2 satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your spouse, provided that, if installments are guaranteed, the maximum guaranty period may be less than the applicable life expectancy.

       If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distribution of these amounts from any one or more of your IRAs.

       If the actual distribution from your IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.

       If you die after your required beginning date, your entire remaining account balance must be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect on your date of death.

       If you die before your required beginning date, the general rule is that your entire balance must be distributed within five (5) years of your death. However, if the balance of your IRA account is payable to your designated beneficiary, your designated beneficiary may elect that the amount be paid in substantially equal installments over a fixed period not exceeding the designated beneficiary's life expectancy, beginning no later than December 31 of the year following the year in which you died. If your spouse is your designated beneficiary, such distribution need not commence until December 31 of the year during which you would have attained 70 1/2 had you survived. Alternatively, if your designated beneficiary is your spouse, he or she may elect to treat your IRA as his or her own IRA.

WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY INDIVIDUAL RETIREMENT
ANNUITY?

       1. You must pay a 6% excise tax each year on excess contributions that remain in your Individual Retirement Annuity. Generally, an excess contribution is the amount contributed to your Individual Retirement Annuity that is above the maximum amount you can contribute for the year. The excess is taxed in the year contributed and each year after that until you correct it.

       2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due, including extensions, for the year of the contribution. You do not have to include in your gross income an excess contribution that you wi thdraw from your Individual Retirement Annuity before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution.

ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

       There is an additional tax on premature distributions equal to 10% of the amount of the premature distribution that you must include in your gross income. Premature distributions are generally amounts you withdraw from your IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

IRA DISCLOSURE STATEMENT                                                       5

       1. To distributions that are rolled over tax free to another IRA, a qualified employee benefit plan, or a tax-sheltered annuity.

       2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life or life expectancy of you and your beneficiary.

       3. To amounts distributed to a beneficiary, or the individual's estate, on or after the death of the individual.

       4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that the condition has lasted or can be expected to last continuously for 12 months or more or that the condition can be expected to lead to death.

       5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

       6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse, and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

       7. To a "qualified first-time homebuyer distribution," within the meaning of Code 72(t)(8), up to a $10,000 lifetime limit.

       8. To a distribution for post-secondary education costs for you, your spouse, or any child or grandchild of you or your spouse (i.e., "qualified higher education expenses").

IRA EXCISE TAX REPORTING

       Use Form 5329, Return for Individual Retirement Arrangement Taxes, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

BORROWING

       If you borrow money under your Individual Retirement Annuity contract or use it as security for a loan, you must include in gross income the fair market value of the Individual Retirement Annuity contr act as of the first day of your tax year, and the penalty tax on premature distributions may apply. (Note: This contract does not allow borrowings under it, nor may it be assigned or pledged as collateral for a loan.)

FINANCIAL INFORMATION

       Contributions to your Individual Retirement Annuity contract are not subject to sales charges. A mortality and expense risk charge of .55% on an annual basis is deducted as described in the attached variable annuity prospectus. (This charge is not deducted with respect to contract value allocated to the fixed interest account option.) See the accompanying prospectus for the underlying mutual funds for information about the charges associated with the funds. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the fees and expenses of the underlying funds. The growth in value of the Individual Retirement Annuity contract is neither guaranteed, nor projected, but is based upon the investment experience of the underlying mutual fund portfolios that correspond to the Subaccounts to which you have allocated contract value.

STATEMENT OF ADDITIONAL INFORMATION

T. ROWE PRICE VARIABLE ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
   Date: May 1, 1998
   Individual Flexible Premium Deferred Variable Annuity Contract

ISSUED BY:                      MAILING ADDRESS:
Security Benefit                T. Rowe Price Variable
Life Insurance Company          Annuity Service Center
700 SW Harrison Street          PO Box 750440
Topeka, Kansas 66636-0001       Topeka, Kansas 66675-0440
1-800-888-2461                  1-800-469-6587

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the T. Rowe Price Variable Annuity dated May 1, 1998. A copy of the Prospectus may be obtained from the T. Rowe Price Variable Annuity Service Center by calling 1-800-469-6587 or by writing P.O. Box 750440, Topeka, Kansas 66675-0440.

CONTENTS

General Information and History ............................................   1
Distribution of the Contract ...............................................   1
Limits on Premiums Paid Under Tax-Qualified Retirement Plans ...............   1
Experts ....................................................................   2
Performance Information ....................................................   2
Financial Statements .......................................................   4

GENERAL INFORMATION AND HISTORY

    For a description of the Individual Flexible Premium Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company (the "Company"), and the T. Rowe Price Variable Annuity Account (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS

    The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Portfolios of the Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT

    T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price Associates, Inc., is Principal Underwriter of the Contract. Investment Services is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contracts is continuous.

    Investment Services serves as Principal Underwriter under a Distribution Agreement with the Company. Investment Services' registered representatives are required to be authorized under applicable state regulations to make the Contract available to its customers. Investment Services is not compensated under its Distribution Agreement with the Company. Investment Services, however, may receive compensation for the administrative services it provides to the Company under other agreements.

LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 408

    Premiums (other than rollover contributions) paid under a Contract used in connection with an individual retirement annuity (IRA) that is described in
    Section 408 of the Internal Revenue Code are subject to the limits on contributions to IRA's under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of $2,000 per year or the Owner's annual compensation. An additional $2,000 may be contributed if the Owner has a spouse with little or no compensation for the year, provided distinct accounts are maintained for the Owner and his or her spouse, and no more than $2,000 is contributed to either account in any one year. The extent to which an Owner may deduct contributions to an IRA depends on the gross income of the Owner and his or her spouse for the year and whether either participates in another employer-sponsored retirement plan.

    Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $30,000. Salary reduction contributions, if any, are subject to additional annual limits. Salary reduction simplified employee pensions ("SARSEPs") have been repealed; however, SARSEPs established prior to January 1, 1997 may continue to receive contributions.

EXPERTS

    Ernst & Young LLP, independent auditors, perform certain auditing services for the Company and the Separate Account. The financial statements for the Company at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, are contained in this Statement of Additional Information. Financial statements of the Separate Account as of December 31, 1997 and for the years ended December 31, 1997 and 1996, are also included in this Statement of Additional Information. The financial statements have been audited by Ernst & Young LLP, as set forth in their reports thereon appearing herein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

PERFORMANCE INFORMATION

    Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

    Quotations of yield for the Prime Reserve Subaccount will be based on the change in the value, exclusive of capital changes, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Prime Reserve Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

      Effective Yield   =     [(Base Period Return + 1)^365/7] - 1

    For the seven-day period ended December 31, 1997, the yield of the Prime Reserve Subaccount was 4.87% and the effective yield of the Subaccount was 4.99%.

    Quotations of yield for the Subaccounts, other than the Prime Reserve Subaccount, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:
                     a - b
      YIELD =     2[(----- + 1)^6 - 1]
                      cd

      where    a  =  net investment income earned during the period by the
                     Portfolio attributable to shares owned by the Subaccount,

               b = expenses accrued for the period (net of any reimbursements)

               c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

               d = the maximum offering price per Accumulation Unit on the last day of the period.

    For the 30-day period ended December 31, 1997, the yield of the Limited-Term Bond Subaccount was 5.91%.

    Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the mortality and expense risk charge. Quotations of total return may simultaneously be shown for other periods.

    Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return will include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

    For the one-year period ended December 31, 1997, the average annual total return of New America Growth Subaccount, International Stock Subaccount, Equity Income Subaccount, Personal Strategy Balanced Subaccount, and the Limited-Term Bond Subaccount was 20.50%, 2.51%, 28.16%, 17.39%, and 6.13%,
    respectively. For the period from March 31, 1994 (Portfolio date of inception) to December 31, 1997, the average annual total return for the New America Growth Subaccount, International Stock Subaccount, and Equity Income Subaccount was 22.48%, 7.49%, and 22.26%, respectively. For the period from December 30, 1994 (Portfolio date of inception) to December 31, 1997, the average annual total return for the Personal Strategy Balanced Subaccount was 19.47%. For the period from May 13, 1994 (Portfolio date of inception) to December 31, 1997, the average annual total return for the Limited-Term Bond Subaccount was 5.58%. For the period from December 31, 1996, (Portfolio date of inception) to December 31, 1997, the average annual total return for the Mid-Cap Growth Subaccount was 18.81%.

    Performance information for a Subaccount may be compared, in reports and promo tional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security; (ii) other variable annuity separate accounts, mutual funds, or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by The Variable Annuity Research and Data Service ("VARDS"), an independent service which monitors and ranks the performance of variable annuity issues by investment objectives on an industry-wide basis or tracked by Morningstar, Inc., a widely used independent research firm which rates mutual funds and variable annuities by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Funds in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

    Reports and promotional literature may also contain other information including: (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts, insurance products funds, or other investment products tracked by Lipper Analytical Services, Morningstar, Inc., or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of a tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) personal hypothetical illustrations of accumulation and payout period Contract Values and annuity payments.

FINANCIAL STATEMENTS

    The consolidated financial statements of the Company at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account as of December 31, 1997 and for the years ended December 31, 1997 and 1996, are set forth herein, starting on page 6.

    The financial statements of the Company, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


CONTENTS

Report of Independent Auditors .............................................   6

AUDITED FINANCIAL STATEMENTS
Balance Sheet ..............................................................   6
Statements of Operations and Changes in Net Assets .........................   7
Notes to Financial Statements ..............................................   9